                                                                    Exhibit 21.1

ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:              SEPTEMBER 1, 2000 - SEPTEMBER 30, 2000


SETTLEMENT DATE:                16-OCT-00

A.       SERIES INFORMATION:
         Advanta Equipment Leasing Receivables Series 2000-1 LLC
         SERIES 2000-1

I.       AGGREGATE CONTRACT PRINCIPAL BALANCE:
(a.)     Beginning Aggregate Contract Principal Balance .............................................. $ 379,629,416.04
                                                                                                       ----------------
(b.)     Contract Principal Balance of all Collections
         allocable to Contracts ...................................................................... $  12,549,028.57
                                                                                                       ----------------
(c.)     Contract Principal Balance of Charged-Off
         Contracts ................................................................................... $   2,937,023.40
                                                                                                       ----------------
(d.)     Ending Aggregate Contract Principal Balance
         of all Contracts as of this Settlement Date ................................................. $ 364,143,364.07
                                                                                                       ----------------

         BALANCES ON THIS PAYMENT DATE:
         (AFTER PRINCIPAL PAYMENTS MADE FOR
         THIS RELATED COLLECTION PERIOD)
(e.)     Class A Principal Balance as of this
         Settlement Date (Class A Note Factor) ............ 0.7713031                                  $ 253,895,230.74
                                                            ---------                                  ----------------
(e1.)    Ending Class A-1 Principal Balance ............... 0.5847325         $ 106,003,230.74
                                                            ---------         ----------------
(e2.)    Ending Class A-2 Principal Balance ............... 1.0000000         $  63,269,000.00
                                                            ---------         ----------------
(e3.)    Ending Class A-3 Principal Balance ............... 1.0000000         $  84,623,000.00
                                                            ---------         ----------------
(f.)     Ending Class B Principal Balance as of this
         Settlement Date (Class B Note Factor) ............ 0.7713031                                  $  21,762,316.22
                                                            ---------                                  ----------------
(g.)     Ending Class C Principal Balance as of this
         Settlement Date (Class C Note Factor) ............ 0.7713031                                  $  14,508,211.08
                                                            ---------                                  ----------------
(h.)     Ending Class D Principal Balance as of this
         Settlement Date (Class D Note Factor) ............ 0.7712843                                  $   7,253,929.13
                                                            ---------                                  ----------------
(i.)     Ending Class E Principal Balance as of this
         Settlement Date (Class E Note Factor) ............ 0.7743554                                  $  18,206,644.92
                                                            ---------                                  ----------------
(j.)     Ending Class F Principal Balance as of this
         Settlement Date (Class F Note Factor) ............ 0.7743554                                  $  47,339,844.16
                                                            ---------                                  ----------------

II.      COMPLIANCE RATIOS:
(a.)     Aggregate Contract Balance Remaining ("CBR") ................................................ $ 417,724,308.59
         of all Contracts                                                                              -----------------

 b.)     CBR of Contracts 1 - 30 days delinquent ..................................................... $  43,991,599.78
                                                                                                       ----------------
(c.)     % of Delinquent Contracts 1- 30 days as
         of the related Calculation Date .............................................................            10.53%
                                                                                                       ----------------

(d.)     CBR of Contracts 31 - 60 days delinquent .................................................... $  19,545,934.80
                                                                                                       ----------------
(e.)     % of Delinquent Contracts 31- 60 days as
         of the related Calculation Date .............................................................             4.68%
                                                                                                       ----------------

(f.)     CBR of Contracts 61 - 90 days delinquent .................................................... $   8,341,720.27
                                                                                                       ----------------
(g.)     % of Delinquent Contracts 61- 90 days as
         of the related Calculation Date .............................................................             2.00%
                                                                                                       ----------------

(h.)     CBR of Contracts > 91 days delinquent ....................................................... $   5,202,487.12
                                                                                                       ----------------
(i.)     % of Delinquent Contracts > 91 days as of
         the related Calculation Date ................................................................             1.25%
                                                                                                       ----------------

(j1.)    % of Delinquent Contracts 31 days or more
         as of the related Calculation Date ..........................................................             7.92%
                                                                                                       ----------------
(j2.)    Month 2:     Aug-00 ........................................................................              7.99%
                      -------                                                                          ----------------
(j3.)    Month 3:     Jul-00 ........................................................................              8.42%
                      -------                                                                          ----------------
(j4.)    Three month rolling average % of Delinquent
         Contracts 31 days or more ..................................................................              8.11%
                                                                                                       ----------------
(k1.)    Net Charge-Off % for the related Collection
         Period (annualized 30/360) .................................................................              7.99%
                                                                                                       ----------------
(k2.)    Month 2:     Aug-00 ........................................................................              4.89%
                      ------                                                                           ----------------
(k3.)    Month 3:     Jul-00 ........................................................................              6.91%
                      ------                                                                           -----------------
(k4.)    Three month rolling average % for Defaulted Contracts ......................................              6.60%
                                                                                                       -----------------

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

(l1.)    Cumulative Net Loss Percentage .............................................................            2.5229%
                                                                                                       ----------------
(l2.)    Does the Cumulative Net Loss % exceed
(l3.)    The Loss Trigger Level % from Beginning
         Period to and including 12th Collection
         Period ?   Y or N ..........................................................................                NO
                                                                                                       ----------------
(l4.)    The Loss Trigger Level % from 13th
         Collection Period to and including
         24th Collection Period ?  Y or N. ..........................................................               N/A
                                                                                                       ----------------
(l5.)    The Loss Trigger Level % from 25th
         Collection Period and thereafter ?  Y or N .................................................               N/A
                                                                                                       ----------------
(m5.)    Is there currently a Trigger Event which
         has not been cured for this payment
         date  Y or N ...............................................................................                NO
                                                                                                       ----------------
(m5.)    Is there currently an Event of Default for
         this payment date   Y or N .................................................................                NO
                                                                                                       ----------------
III.     FLOW OF FUNDS:
(1.)     The amount on deposit in Available Funds ...................................................  $  16,005,354.66
                                                                                                       ----------------
(2.)     Amounts deposited, if any, by the Servicer
         to the Collection Account for contracts
         repurchased ................................................................................  $      35,777.26
                                                                                                       ----------------
(3.)     Total deposits in the Collection Account
         to be used as available funds on this
         Payment Date (1+2) .........................................................................  $  16,041,131.92
                                                                                                       ----------------
(4.)     Funds to the servicer, any Excluded
         Amounts-Residual Receipts ..................................................................  $     220,581.32
                                                                                                       ----------------
(a.)     To the Trustee, trustee fees and expenses
         subject to an annual limit .................................................................                --
                                                                                                       ----------------
(b.)     To the Servicer, any unrecoverable servicer
         advances / initial unpaid balance amounts ..................................................  $       7,237.47
                                                                                                       ----------------
(c.)     To the Servicer, the servicing fee then
         due and miscellaneous amounts, if any ......................................................  $     316,357.85
                                                                                                       ----------------
         TO SERIES 2000-1 NOTEHOLDERS INCLUDING
         RETAINED INTEREST HOLDERS: INTEREST
(d.)     To Class A, the total Class A Note Interest
         for the related interest accrual period. ...................................................  $   1,571,504.84
                                                                                                       ----------------

                   Interest on Class A-1 Notes .............................  $     666,796.58
                                                                              ----------------
                   Interest on Class A-2 Notes .............................  $     382,513.83
                                                                              ----------------
                   Interest on Class A-3 Notes .............................  $     522,194.43
                                                                              ----------------

(e.)     Interest on Class B Notes for the related
         interest accrual period ....................................................................  $     143,031.00
                                                                                                       ----------------
(f.)     Interest on Class C Notes for the related
         interest accrual period ....................................................................  $      96,930.63
                                                                                                       ----------------
(g.)     Interest on Class D Notes for the related
         interest accrual period ....................................................................  $      50,545.28
                                                                                                       ----------------
         CLASS E INTEREST:
(h1.)    If Class E Noteholder is not Originator,
         then Interest on Class E Notes for the
         related interest accrual period or
         otherwise $0. ..............................................................................                 -
                                                                                                        ---------------

(h2.)    If Class E Noteholder is Originator, then amount in (h1)
         from above to be paid as additional principal pro rata
         among the Class A, Class B, Class C and Class D notes
         or otherwise $0 ....................................................  $   162,128.74
                                                                               --------------
         TO SERIES 2000-1 NOTEHOLDERS INCLUDING
         RETAINED INTEREST HOLDERS: PRINCIPAL
(i1.)    Class A percentage .................................................      0.69999903
                                                                              ---------------
(i2.)    To Class A, amount from reserve account,
         if any .............................................................               -
                                                                              ---------------
(i3.)    To Class A, the Class A overdue principal,
         if any .............................................................               -
                                                                              ---------------
(i4.)    To Class A, the Class A monthly principal
         payment amount ..................................................... $ 10,840,221.35
                                                                              ---------------
(i5.)    To Class A, the additional principal, if any,
         allocable from Class E interest amount ............................. $    138,402.78
                                                                              ---------------
(i6.)    To Class A, the additional principal, if any,
         allocable from Class F floor amount ................................               -
                                                                              ---------------
(i7.)    Total principal payment to Class A  (i2-i6) ........................ $ 10,978,624.83
                                                                              ---------------

(i8.)              Principal payment to
                   Class A-1 Noteholders ............................................................  $  10,978,624.83
                                                                                                       ----------------
(i9.)              Principal payment to
                   Class A-2 Noteholders ............................................................                 -
                                                                                                       ----------------
(i10.)             Principal payment to
                   Class A-3 Noteholders ............................................................                 -
                                                                                                       ----------------

(j1.)    Class B percentage .................................................     0.059999551
                                                                              ---------------
(j2.)    To Class B, amount from reserve account,
         if any .............................................................               -
                                                                              ---------------
(j3.)    To Class B, the Class B overdue principal,
         if any .............................................................               -
                                                                              ---------------
(j4.)    To Class B, the Class B monthly principal
         payment amount ..................................................... $    929,156.17
                                                                              ---------------
(j5.)    To Class B, the additional principal, if any,
         allocable from Class E interest amount ............................. $     11,863.02
                                                                              ---------------
(j6.)    To Class B, the additional principal, if any,
         allocable from Class F floor amount ................................               -
                                                                              ---------------
(j7.)    Total principal payment to Class B
         Noteholders (j2-j6) ................................................                          $     941,019.26
                                                                                                       ----------------
(k1.)    Class C percentage .................................................     0.039999701
                                                                              ---------------
(j2.)    To Class C, amount from reserve account,
         if any .............................................................               -
                                                                              ---------------
(k3.)    To Class C, the Class C overdue principal,
         if any .............................................................               -
                                                                              ---------------
(k4.)    To Class C, the Class C monthly principal
         payment amount ..................................................... $    619,437.45
                                                                              ---------------
(k5.)    To Class C, the additional principal, if any,
         allocable from Class E interest amount ............................. $      7,908.68
                                                                              ---------------
(k6.)    To Class C, the additional principal, if any,
         allocable from Class F floor amount ................................               -
                                                                              ---------------

(k7.)    Total principal payment to Class C
         Noteholders (k2-k6) ................................................                          $     627,346.13
                                                                                                       ----------------
(l1.)    Class D percentage .................................................      0.01999985
                                                                              ---------------
(l2.)    To Class D, amount from reserve account,
         if any .............................................................          -
                                                                              ---------------
(l3.)    To Class D, the Class D overdue principal,
         if any .............................................................          -
                                                                              ---------------
(l4.)    To Class D, the Class D monthly principal
         payment amount ..................................................... $    309,718.72
                                                                              ---------------
(l5.)    To Class D, the additional principal, if any,
         allocable from Class E interest amount ............................. $      3,954.25
                                                                              ---------------
(l6.)    To Class D, the additional principal, if any,
         allocable from Class F floor amount ................................               -
                                                                              ---------------
(l7.)    Total principal payment to Class D
         Noteholders (l2-l6) ................................................                          $     313,672.97
                                                                                                       ----------------
(m1.)    Class E percentage .................................................     0.049998563
                                                                              ---------------
(m2.)    To Class E, amount from reserve account,
         if any ............................................................. $    284,900.76
                                                                              ---------------
(m3.)    To Class E, the Class E overdue principal,
         if any .............................................................               -
                                                                              ---------------
(m4.)    To Class E, the Class E monthly principal
         payment amount .....................................................                          $     774,280.34
                                                                                                       ----------------
(m5.)    To Class E, the additional principal,
         if any, allocable from Class F floor amount ........................               -
                                                                              ---------------
(m6.)    Total principal payment to Class E
         Noteholders (m2-m5) ................................................                          $    774,280.34
                                                                                                       ---------------
         TO THE RESERVE ACCOUNT:
(4.)     The amount, if any, needed to maintain the
         amount in the reserve account at the required
         reserve amount .....................................................                          $              -
                                                                                                       ----------------
         CLASS F PAYMENTS:
(n1.)    Sub-Total of funds disbursed through the
         Reserve Account .................................................... $ 16,041,131.91
                                                                              ---------------
(n2.)    Funds available to be paid to Class F .............................. $          0.01
                                                                              ---------------
(n3.)    Class F percentage .................................................     0.130003314
                                                                              ---------------
(n4.)    Class F floor amount ............................................... $  9,405,070.31
                                                                              ---------------
(n5.)    Class F principal balance before payment
         of principal on this payment date .................................. $ 49,353,082.23
                                                                              ---------------
(n6.)    If Funds available to be paid to Class F
         (n2) is greater than $0, then payment as
         follows: (n7.)    If principal balance (n5)
         is greater than Class F floor (n4) then to
         Class F in an amount equal to the lesser
         of (a) Class F monthly principal amount
         until the Class F principal balance has
         been reduced to the Class F floor amount
         and (b) funds available ....................................................................  $           0.00
                                                                                                       ----------------
(n8.)    If Funds available to be paid to Class F
         (n2) is $0, then no payments to Class F
         and enter $0 ...............................................................................
                                                                                                       ----------------

         TO THE TRUSTEE:
(7.)     To the Trustee, any fees and expenses not
         previously paid subject to a limit .........................................................
                                                                                                       ----------------

         TO THE ISSUERS:
(8.)     To the issuers, as owner of the pledged
         assets, any remaining available funds on
         deposit in the collection account after
         all payments are made above ................................................................  $          (0.00)
                                                                                                       ----------------
IV.      SERVICER ADVANCES
(a.)     Aggregate amount of Servicer Advances at
         the beginning of the Collection Period. ....................................................  $   4,342,850.38
                                                                                                       ----------------
(b.)     Servicer Advances reimbursed during the Collection Period ..................................  $      22,226.43
                                                                                                       ----------------
(c.)     Amount of unreimbursed Service Advances to be reimbursed on the
         Settlement Date ............................................................................  $       7,237.47
                                                                                                       ----------------
(d.)     Servicer Advances made during the related Collection Period ................................  $              -
                                                                                                       ----------------
(e.)     Aggregate amount of Servicer Advances at the end of the Collection
         Period .....................................................................................  $   4,313,386.48
                                                                                                       ----------------
(f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
         were not made ..............................................................................                 -
                                                                                                       ----------------
V.       RESERVE ACCOUNT
(a.)     Amount on deposit at the beginning of the related Collection Period ........................  $   4,702,535.15
                                                                                                       ----------------
(b.)     Reserve Account initial deposit

(c.)     Amount of interest earnings reinvested for the related Monthly
         Period .....................................................................................  $             -
                                                                                                       ----------------
(d.)     Amounts used to cover shortfalls, if any,  for the
         related Collection Period ..................................................................  $     284,900.76
                                                                                                       ----------------
(e.)     Amounts used as required in a Trigger Event , if any,
         for the related Collection Period ..........................................................  $              -
                                                                                                       ----------------

(f.)     Amounts transferred in from the Collection Account, if applicable
         (line 4) ...................................................................................
                                                                                                       ----------------

(g.)     Interest earnings for the related Monthly Period ...........................................  $      23,729.75
                                                                                                       ----------------
(h.)     Interest  earnings withdrawn and included as Available Funds for the
         related Monthly Period ...................................................................... $      23,729.75
                                                                                                       ----------------

                                                                                                       ----------------
(i.)     Amount on deposit at the end of the related Collection Period ..............................  $   4,417,634.39
                                                                                                       ----------------
(j.)     Is the Required Reserve Amount equal to the balance in the Reserve Account
         as of the related Collection period ? Y or N ...............................................          N
                                                                                                       ----------------
VI.      ADVANCE PAYMENTS
(a.)     Beginning aggregate Advance Payments .......................................................  $   3,133,793.50
                                                                                                       ----------------
(b.)     Add:  Amount of Advance Payments collected during the related Collection Period ............  $   2,185,537.11
                                                                                                       ----------------
(c.)     Add:  Investment earnings for the related  Collection Period ...............................  $              -
                                                                                                       ----------------
(d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...............  $   2,550,546.25
                                                                                                       ----------------
(e.)     Ending aggregate Advance Payments ..........................................................  $   2,768,784.36
                                                                                                       ----------------

ADVANTA BANK CORP., AS SERVICER

BY:                /s/ KIRK WEILER
                   ---------------

TITLE:             VP of Finance
                   -------------

DATE:              10/11/00
                   --------

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